Van Kampen Trust for Investment Grade New York Municipals
                       Item 77(o) 10F-3 Transactions
                     April 1, 2002 - October 31, 2002



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
              10/30/  Variou  441,735,000  1,500,0   0.34%   0.16%
                02       s                   00                     Lehman
  New York                                                          Brothers,
    City                                                            Merrill
Transportat                                                         Lynch, JP
ion Finance                                                         Morgan,
 Authority                                                          Morgan
                                                                    Stanley,
                                                                    Advest,
                                                                    Bear
                                                                    Stearns,
                                                                    Dain
                                                                    Rauscher,
                                                                    First
                                                                    Albany,
                                                                    Goldman
                                                                    Sachs,
                                                                    Paine
                                                                    Webber,
                                                                    Ramirez &
                                                                    Co,
                                                                    Salomon
                                                                    Smith
                                                                    Barney,
                                                                    CIBC,
                                                                    Commerce
                                                                    Capital,
                                                                    AG
                                                                    Edwards,
                                                                    Jackson
                                                                    Sec, Legg
                                                                    Mason,
                                                                    Loop
                                                                    Capital,
                                                                    Prudential
                                                                    ,
                                                                    Quick&Reil
                                                                    ly,
                                                                    Raymond
                                                                    James,
                                                                    Roosevelt&
                                                                    Cross
                                                                    Sibert
                                                                    Brandford
                                                                    Shank


                                                                     Salomon
 Triborough                                                           Smith
 Bridges &    09/19/  Variou  2,176,360,0  2,000,0   0.092%  1.4%    Barney,
   Tunnel       02       s        00         00                        Bear
 Authority                                                           Stearns,
                                                                      Paine
                                                                     Webber,
                                                                      First
                                                                    Albany, JP
                                                                     Morgan,
                                                                      Lehman
                                                                    Brothers,
                                                                      Morgan
                                                                     Stanley,
                                                                     Merrill
                                                                    Lynch, ABN
                                                                      AMRO,
                                                                      Advest
                                                                    Inc, CIBC
                                                                      World,
                                                                     Markets,
                                                                     Commerce
                                                                     Capital,
                                                                    Fahnestock
                                                                      & Co,
                                                                     Jackson
                                                                       Sec,
                                                                    Quick&Reil
                                                                       ly,
                                                                     Raymond
                                                                    James, RBC
                                                                       Dain
                                                                    Rauscher,
                                                                    Roosevelt
                                                                     & Cross,
                                                                     Siebert
                                                                    Brandford
                                                                     Shank &
                                                                       Co,
                                                                     Wachovia
                                                                       Bank






                                                                       Bear
  New York                                                           Stearns,
  Mortgage    06/21/    100   140,050,000  2,000,0   1.428%  0.4%   JP Morgan,
                02                           00                      Salomon
                                                                      Smith
                                                                     Barney,
                                                                     Banc of
                                                                     America,
                                                                     Goldman
                                                                      Sachs,
                                                                      Lehman
                                                                    Brothers,
                                                                     Merrill
                                                                      Lynch,
                                                                      Morgan
                                                                     Stanley,
                                                                      Paine
                                                                      Webber









Metropolita
     n        06/05/  Variou  1,725,100,0  1,500,0   0.087%  0.9%     Lehman
Transportat     02       s        00         00                     Brothers,
    ion                                                                Bear
 Authority                                                           Stearns,
                                                                      First
                                                                    Albany, JP
                                                                     Morgan,
                                                                     Merrill
                                                                      Lynch,
                                                                      Morgan
                                                                     Stanley,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                      Paine
                                                                     Webber,
                                                                     ABN AMRO
                                                                    financial,
                                                                      Advest
                                                                    Inc, CIBC
                                                                      World
                                                                    Mordests,
                                                                     Commerce
                                                                     Capital,
                                                                    Fahnestock
                                                                       &Co,
                                                                     Jackson
                                                                       Sec,
                                                                    Qucik&Reil
                                                                       ly,
                                                                    Ramirez&Co
                                                                    , Raymond
                                                                    James, RBC
                                                                       Dain
                                                                    Rauscher,
                                                                    Roosevelt&
                                                                      Cross
                                                                     Siebert
                                                                    Brandford
                                                                      Shank,
                                                                     Wachovia
                                                                       Bank